LEASE	9 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
LEASE

NOTE 8. LEASE

The Company entered into a lease of office space, which commenced on May 1, 2023. The lease provides for an original term of two years with an option to renew the lease for an additional term of three years. The Company has included the extension option in the lease analysis under IFRS 16, based upon management’s intentions. The Company calculated the lease liability using its incremental borrowing rate of 13%. The Company provided a $0.013 million security deposit. The lease liability is payable as follows (in thousands):

Twelve Months Ended December 31,	Amount
2024	$80
2025	82
2026	83
2027	85
2028	28
Total	358
Less: interest	(83)
Total lease liability	275
Lease liability - current	50
Lease liability - non-current	$225